Fair Value Measurements (Tables)	12 Months Ended
Dec. 31, 2015
Fair Value Disclosures [Abstract]
Fair Value, Assets Measured on Recurring and Nonrecurring Basis
The following table provides a summary of assets that are measured at fair value as of December 31, 2015 and 2014, aggregated by the level in the fair value hierarchy within which those measurements fall (in thousands):

	Fair Value Measurements
	Total	Level 1	Level 2	Level 3
December 31, 2015
Recurring Fair Value Measurements:
Cash Equivalents - Money Market Funds	$98,223	$98,223	$—	$—
Non-Recurring Fair Value Measurements:
Long-lived assets from discontinued operations(1)	$1,800	$—	$—	$1,800
December 31, 2014
Recurring Fair Value Measurements:
Cash Equivalents - Money Market Funds	$123,141	$123,141	$—	$—

(1)
Long-lived assets from discontinued operations relate to the asset group of the Neighborhood Diabetes business which consists of definite lived intangible assets and property and equipment, presented in long-term assets of discontinued operations on the balance sheet. During the fourth quarter, the Company recognized an impairment charge on this asset group totaling $9.1 million, which represented the difference between the fair value of the asset group and the carrying value and is presented as part of discontinued operations. As a result of the impairment the asset group has been recorded at fair value as of December 31, 2015. The fair value for the asset group was determined using the direct cash flows expected to be received from the disposition of the asset group, which was completed in February 2016 (level 3 input).

Fair Value, Liabilities Measured on Recurring and Nonrecurring Basis
The carrying amounts and the estimated fair values of financial instruments as of December 31, 2015 and 2014, are as follows (in thousands):

	December 31, 2015		December 31, 2014
	Carrying Value	Estimated Fair Value	Carrying Value	Estimated Fair Value
2% Convertible Senior Notes	$171,698	$207,882	$164,020	$237,475